ALPINE DYNAMIC FINANCIAL SERVICES FUND
EFFECTIVE SEPTEMBER 27, 2006

AMENDMENT TO PROSPECTUS DATED MARCH 1, 2006
(AS AMENDED MARCH 8, 2006)

[The following material should be read in conjunction with the description of the Fund's Investment Objectives and Main Risks on pages 8-9 of the current prospectus

At a Special Meeting of the shareholders of the Alpine Dynamic Financial Services Fund (the "Fund") held on May 24, 2006, a Resolution was approved to change the Fund's sub-classification under the Investment Company Act of 1940, as amended, (the "Act") from a diversified to a non-diversified investment company.  As a result, effective June 1, 2006, the Fund was no longer subject to the diversification limits described in Section 5(b)(1) of the Act and is permitted to invest a higher percentage of its asset in the securities of a particular issuer than previously had been permissible.  The Investment Adviser believes this change allows the fund to pursue more effectively its investment objectiv o long-term growth of capital and consistent above average total returns.  however, there can be no assurance that the change in the sub-classification to non-diversified will result in enhanced investment performance.

This change in the Fund's sub-classification provides the Fund's Investment Adviser with greater flexibility in managing the Fund's assets.  The Fund invests a substantial percentage of its net assets in equity securities of certain U.S. and foreign companies in the financial services industry ("financial services issuers").  However, at times there may be relatively few attractive financial services issuers in the market, and the Fund's authorization to invest in these issuers had been restricted by the limitations imposed by its sub-classification as a diversified fund under the Act.  With shareholders having approved this reclassification, the Fund now has greater flexibility with respect to the amount of the Fund's assets that are permitted to be invested in particular financial services issuers.  This increased flexibility may benefit the Fund's investment performance by authorizing the Fund to take positions in certain issuers beyond the positions previously authorized under the Fund's diversification policy when the Investment Adviser believes that such investments present the best opportunities for return.  however, shareholder should note that with the change in the Fund's  sub-classification to "non-diversified," the Fund's investment risk may increase.  This is because the investment return on a non-diversified fund typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified fund.  Consequently, a non-diversified fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of these developments.

Please keep this supplement with your prospectus.